Accounts Receivable - net (Details1) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Accounts Receivable, Net, Current, Total	$ 39,021	$ 40,719
Trade Accounts Receivable Aging Within One Year [Member]
Accounts Receivable, Net, Current, Total	34,495	35,130
Trade Accounts Receivable Aging Greater Than One Year [Member]
Accounts Receivable, Net, Current, Total	3,823	4,722
Trade Accounts Receivable [Member]
Accounts Receivable, Net, Current, Total	$ 38,318	$ 39,852